28. CONTRACTUAL OBLIGATIONS AND COMMITMENTS	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 28. CONTRACTUAL OBLIGATIONS AND COMMITMENTS

The following table summarizes our contractual obligations and commitments at December 31, 2012:

	Total	Amount due within 2013
Deferred compensation payable	$1,912,000	$1,912,000
Mortgage loan payable	1,575,000	1,575,000
Promissory notes to related parties	507,000	507,000
Convertible promissory notes	120,000	120,000
Maturity of 10% promissory notes	10,000	10,000
Total	$4,124,000	$4,124,000

Total non-cash compensation cost related to nonvested stock options at December 31, 2012 that has not been recognized was approximately $179,000. This compensation expense will be recognized in the future over a remaining weighted average period of approximately 6 months.